                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to 18  U.S.C.  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  undersigned,  A.  F.  Petrocelli,  Chairman,
President and Chief Executive  Officer of United Capital Corp. (the  "Company"),
does hereby  certify,  with respect to the Annual  Report of the Company on Form
10-K for the period ended December 31, 2005 (the "Report") that:

1.      The Report fully  complies  with the  requirements  of Section  13(a) or
        15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects,  the  financial  condition  and results of  operations  of the
        Company.

Date:  March 27, 2006

                                 /s/ A. F. PETROCELLI
                                 -----------------------------------------
                                 A. F. Petrocelli
                                 Chairman, President and Chief Executive Officer